UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2020

Summit Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Louisiana Street, Suite 4200

Houston, TX 77002

(Address of principal executive office) (Zip Code)

(Registrant’s telephone number, including area code): (832) 413-4770

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	SMLP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

The information relating to the press release described below related to preliminary financial results for the second quarter of 2020 is incorporated by reference herein. The information contained in this Item 2.02 and the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether or not filed under the Securities Act of 1933, as amended (the “1933 Act”), or the 1934 Act, regardless of the general incorporation language in such document.

Item 7.01	Regulation FD Disclosure

As previously announced, on June 18, 2020, Summit Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), commenced an offer to exchange (the “Exchange Offer”) any and all of its 9.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (the “Series A Preferred Units”) for newly issued common units representing limited partner interests in the Partnership.

On July 23, 2020, the Partnership issued a press release (i) announcing the extension of the expiration date of the Exchange Offer to 5:00 p.m., New York City time, on Tuesday, July 28, 2020, unless the Partnership extends the Exchange Offer or terminates it earlier, (ii) announcing that as of July 23, 2020, based on information provided by American Stock Transfer & Trust Company, LLC, the depositary of the Exchange Offer, 22,619 Series A Preferred Units had been tendered in the Exchange Offer and not validly withdrawn, (iii) providing updated guidance for the full year 2020, (iv) setting forth preliminary financial results of the Partnership’s operations for the second quarter 2020 and (v) announcing the second quarter 2020 earnings call.

A copy of the related press release (the “Press Release”) is filed herewith as Exhibit 99.1 and incorporated herein by reference.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of the 1934 Act, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether or not filed under the 1933 Act or the 1934 Act, regardless of any general incorporation language in such document.

Item 8.01.	Other Events

The Partnership also reported in the Press Release that in the Utica Shale, a customer has recently curtailed in excess of 150 MMcf/d of production which the Partnership now expects will remain offline awaiting more favorable natural gas prices in late 2020 and into 2021. Further, the Partnership announced that it has recently amended a gathering contract with a key Williston Basin customer to extend the term of the gathering agreement acreage dedication, in exchange for a modest gathering fee concession, which has a modest impact to the Partnership’s 2020 financial guidance.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated July 23, 2020.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

	By:	Summit Midstream GP, LLC (its general partner)

Dated: July 23, 2020	/s/ Marc D. Stratton
Marc D. Stratton, Executive Vice President and Chief Financial Officer